EXHIBIT 10.6

AMENDMENT NO. 1 TO
DEL MONTE CORPORATION - WAFER LICENSE AGREEMENT

This Amendment No. 1 effective as of October 12, 1992, to the Agreement dated as of December 5, 1989 (the "Agreement") by and between Del Monte Corporation, a corporation of the State of New York, U.S.A. ("LICENSOR") and Wafer Limited, a Gibraltar company ("LICENSEE"), and a wholly owned subsidiary of Del Monte Fresh Produce B.V.

WHEREAS, Del Monte Corporation, PPI Del Monte Tropical Fruit Company, North America, DMFF (International) Ltd. and Polly Peck International Plc entered into the Settlement Agreement dated October 12, 1992 to settle the litigation in an action entitled Del Monte Corp. v. Polly Peck International Plc et al., 91 Civ. 6486(WK);

WHEREAS, the parties to the Settlement Agreement dated October 12, 1992 agreed to amend various license agreements including the Agreement;

THEREFORE, in consideration of the premises and mutual covenants herein contained, the LICENSOR and the LICENSEE hereby agree as follows:

1. Paragraph 2.1 of the Agreement shall be amended by adding the following paragraphs at the end thereof:

In the event that LICENSEE or any successor to or affiliate of LICENSEE conducts a public offering of

securities and the corporate name of such public company includes the words "Del Monte" ("Licensee Public Company") and the securities of such Licensee Public Company are principally traded in the United States, the corporate name of such Licensee Public Company will be subject to the provisions of this Paragraph 2.1 and Exhibit D, except that such corporate name may include the words "Del Monte" only in the following formulations:

A. Fresh Del Monte Produce
B. Fresh Del Monte Fruit
C. Fresh Del Monte Vegetable
D. Fresh Del Monte Fruit & Vegetable
E. Fresh Del Monte Tropical Fruit

LICENSEE further agrees that no Licensee Public Company will use a stock listing ticker symbol on any United States exchange or automated quotation system (including the NASDAQ) that begins with the letter "D" or contains the letter sequences "DM" or "DEL", nor will any Licensee Public Company use any stock listing symbol on any exchange or quotation system anywhere in the world which LICENSOR, or any successor to or affiliate of LICENSOR, has previously used in connection with any public offering of securities anywhere in the world.

All registration statements, prospectuses, annual or quarterly reports, or any other reports, filings or statements issued by any Licensee Public Company as required by United States federal, state or local securities laws and

any press release by such entity directed primarily to the United States financial or investment communities will include a statement distinguishing LICENSEE from LICENSOR. Notwithstanding anything herein to the contrary, LICENSEE shall not be required to include any such statement in any press release directed to the food industry, or any segment thereof.

2. Exhibit D of the Agreement shall be amended and restated in full to read as follows:

In accordance with paragraph 2.1(b) and subject to the following limitation, the LICENSEE may use the words "Del Monte" only in the following trade names or corporate names in the LICENSED TERRITORY with or without the prefix "PPI" or other proper name, initials or acronym, together with (i) the name of a geographic area or region (including, by way of example only, "U.S.", "Hawaii", "Far East" or "International"), and/or (ii) a corporate designator (including, by way of example only, "Corp.", "Ltd.", or "Plc"):

A. Del Monte Fresh Produce
B. Del Monte Fresh Fruit
C. Del Monte Fresh Vegetable
D. Del Monte Fresh Fruit & Vegetable
E. Del Monte Banana
F. Del Monte Fresh Tropical Fruit
G. The names listed as Items A through E in Paragraph 2.1 of the Agreement as amended herein.

Translations or phonetic equivalents of the permitted trade or corporate names, consistent with the

provisions of this Exhibit D, also may be used by LICENSEE as it may deem appropriate in the LICENSED TERRITORY.

3. Except as expressly provided herein, nothing in this Amendment No. 1 shall modify, limit or expand any of the rights or obligations of any person under any or all of the Del Monte Licenses.

4. This Amendment No. 1 effectuates Sections 3, 4 and 5 of the Settlement Agreement and does not supersede the Settlement Agreement in any respect. To the extent that any inconsistency is found to exist between this Agreement No. 1 and the Settlement Agreement, the Settlement Agreement shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed in duplicate by their respective authorized officers.

DEL MONTE CORPORATION

Date: 7/30/93

By: [signature]

[signature]
Witness

Printed Name: Phyllis Kay Dryden

Title: Senior Vice President

[signature]
Witness

WAFER LIMITED

Date: 12 may 1993

By: [signature]

Printed Name: DAVID DENNIS CUBY

Title: AUTHORISED SIGNATORY FOR VALDIR MANAGERS LIMITED DIRECTOR

____
Witness

____
Witness

STATE OF ____________)
: ss:
COUNTY OF ___________)

On this ____ day of _________, 1993, before me personally appeared ____________________, to me known, who being by me duly sworn did depose and say that he is ______________ of Del Monte Corporation, the corporation described in and which executed the foregoing Amendment No. 1, that he was authorized to execute said Amendment No. 1 and that he signed his name thereto.

____
Notary Public

F511\A129063\kg

STATE OF CALIFORNIA)
: SS:
COUNTY OF SAN FRANCISCO)

On this 30th day of July 1993, before me personally appeared Phyllis Kay Dryden, known to me, who being by me duly sworn did depose and say that she is Senior Vice President of Del Monte Corporation, the corporation described in and which executed the foregoing Amendment No. 1 to Del Monte Corporation - Wafer License Agreement, that she was authorized to execute said Amendment No. 1 to Del Monte Corporation - Wafer License Agreement and that she signed her name thereto.

OFFICIAL NOTARY SEAL
ALISON L. PARK
Notary Public — California
SAN FRANCISCO COUNTY
My Comm. Expires JUN 20, 1995

Alison L. Park

Notary Public

I, **ANTHONY JULIUS PATRICK LOMBARD** of the City and Garrison of Gibraltar, Bachelor of Laws with Honours, Barrister at Law, and Commissioner for Oaths of the City and Garrison of Gibraltar, **NOTARY PUBLIC OF GIBRALTAR** by Royal Authority duly admitted and sworn, practising in the said City, **DO HEREBY CERTIFY THAT** the signature **"D. D. CUBY"**, authorised signatory of Valdir Managers Limited, Director of Wafer Limited, set and subscribed on the annexed document is to the best of my knowledge information and belief the true and proper handwriting of the said **DAVID DENNIS CUBY** who is well known to me the said Notary.

WHEREOF an Act being required I the said Notary have granted these presents under my signature and official Seal to serve and avail when and where need may require.

DONE and **PASSED** in Gibraltar
aforesaid this 12th day of May,
in the Year of Our Lord One
Thousand Nine Hundred and Ninety Three.

Quod Veritatem Attestum

et

In Testimonium Veritatis

Notary Public of Gibraltar.